UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): May 1, 2006
MERCANTILE BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32434 (Commission File Number)	37-1149138 (I.R.S. Employer Identification No.)
440 Maine Street, Quincy, Illinois 62301
(Address of Principal Executive Offices) (Zip Code)
(217) 223-7300
Registrant’s Telephone Number, Including Area Code
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     The Letter to Shareholders contained in the 2005 Annual Report, which was recently sent to shareholders with the proxy materials for the 2006 Annual Meeting, contained a typographical error. The third sentence of the first paragraph of the letter should have read as follows: “At the beginning of 2000, your company was valued by the market at 40 percent under book value.” Inadvertently the year “2000” had been misstated as the year “2005” in the letter presented in the Annual Report.
     The corrected letter is included herewith as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Exhibits
     (c) Exhibits:

Exhibit
Number	Description

99.1	Letter to Shareholders in the 2005 Annual Report of Mercantile Bancorp, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Mercantile Bancorp, Inc.
By:	/s/ Dan S. Dugan
	Name:	Dan S. Dugan
	Title:	Chairman, President, and Chief Executive Officer

Date: May 1, 2006